Exhibit 99.1

TRANSFIX, INC., A LEADING, NEXT-GENERATION DIGITAL FREIGHT PLATFORM,

TO BECOME A PUBLICLY TRADED COMPANY

THROUGH A BUSINESS COMBINATION WITH G SQUARED ASCEND I, INC.

■	Transfix is on a path to transform the highly-fragmented $1 trillion total transportation & logistics sector with a focus on reducing the massive amount of waste across the supply chain
■	Transfix utilizes proprietary technology, machine learning, and artificial intelligence combined with world-class operations to dynamically match thousands of freight transactions between shippers and carriers, simultaneously
■	Capacity-focused approach brings greater predictability, revenue, and operational efficiency to truck owners & drivers which in turn drives greater access, reliability, and savings to shippers
■	Asset-light business model has produced strong revenue growth, expanding gross margin and exceptional operating leverage
■	Grew revenues over 40% from $130 million in 2019 to $184 million in 2020 during the tumultuous impacts on freight logistics due to COVID-19
■	Transaction provides up to $405 million in gross cash proceeds to be used to accelerate growth initiatives.
■	In addition to the $345 million cash in trust, G Squared is leading a commitment of an incremental $60 million under Forward Purchase Agreements, plus up to another $50 million under G Squared’s Forward Purchase Agreement to backstop redemptions from G Squared Ascend I’s trust
■	Anticipated transaction close in First Quarter 2022
■	The combined company will list its shares of common stock on the NYSE under the ticker symbol “TF”

NEW YORK, NY, September 21, 2021 – Transfix Inc. (“Transfix”), a leading digital freight platform, today announced it has entered into a definitive business combination agreement with G Squared Ascend I, Inc. (“G Squared Ascend I”) (NYSE: GSQD), a special purpose acquisition company sponsored by affiliates of G Squared (“G Squared”), a growth-stage venture capital fund manager focused on the technology sector. The closing of the transaction is expected by the end of the first quarter 2022. The combined company is expected to be listed on the NYSE under the ticker symbol “TF”.

Transfix’s digital freight platform - powered by its proprietary technology, AI, and automation and underpinned with world-class operations - is transforming the traditional and digital freight sector, bringing together the world’s best shippers and carriers, and delivering a transparent, trusted, and sustainable freight ecosystem. Transfix works with some of the largest Fortune 500 companies as well as mid- and small sized shippers, and has built a strong carrier community across the U.S.

Transfix’s asset-light business model has produced strong revenue growth and a rapidly expanding gross margin with exceptional operating leverage. This is demonstrated by the company’s ability to grow revenue by over 40% in 2020, while gross profit grew over 100%, despite a highly-tumultuous freight environment caused by the global pandemic.

Lily Shen, Transfix CEO and President, said, “We are thrilled to be partnering with G Squared on this significant milestone. They have been incredible partners who share our excitement about the opportunity ahead, and who bring invaluable expertise in and knowledge of our rapidly growing sector. With this transaction, Transfix is well-positioned to accelerate growth and innovation to drive our impact at scale. We are at the beginning of a new era for the freight industry.”

Drew McElroy, Transfix Co-founder and Chairman of the Board, stated, “This announcement marks an important moment in Transfix’s natural evolution to a public company. Our vision, since day one, has been to build the world’s most connected and intelligent freight platform. This marks the next important step in advancing and accelerating toward that goal.”

Larry Aschebrook, Founder & Managing Partner, G Squared and Chairman, G Squared Ascend I, commented, “Transfix’s leadership team has built a best-in-class business with an incredible team of freight industry and technology experts. The company has consistently delivered impressive growth and margin expansion and has demonstrated a clear path to profitability. We are delighted to continue our support of Transfix's industry-disruptive business as it raises the bar for the entire sector to move goods more sustainably.”

Ward Davis, CEO, G Squared Ascend I, said, “Transfix exceeds our many acquisition criteria for Ascend I. Impressively, its team managed through the pandemic and its incredibly volatile impact on freight with exceptional, industry-leading growth and returns. The company’s consistently strong financial performance, outstanding shipper spend retention, and growing list of top tier enterprise accounts fuel our conviction in this business combination.”

Transaction Overview

The merger marks an exciting and significant next step in a deep, multi-year partnership between Transfix and G Squared, a growth-stage venture capital fund manager with significant focus on the freight-tech sector. The relationship, which began in 2019, has been underscored by diligence, expertise, sustainability, and alignment. G Squared has been consistently impressed with the company’s growth across all key metrics including revenue, new partnerships, and a clear path to sustained profit.

The transaction implies a pro forma enterprise value for Transfix of $1.1 billion. Upon the closing of the transaction, existing Transfix shareholders are expected to own approximately 69% of the combined company, with G Squared Ascend I public stockholders owning approximately 24%.

G Squared Ascend I’s sponsor has agreed that 50% of its Transfix shares will be subject to forfeiture depending on post-closing share performance. By aligning compensation incentives with management, this structure represents G Squared’s long-term commitment to the investment. The Transaction will also include a Minimum Cash Condition of $200 million.

In addition to the $345 million cash in trust, G Squared is leading a commitment of an incremental $60 million under Forward Purchase Agreements, plus up to another $50 million under G Squared’s Forward Purchase Agreement to backstop redemptions from G Squared Ascend I’s trust.

Following this transaction, Transfix is expected to have approximately $375 million of cash net of transaction expenses, assuming no redemptions by G Squared Ascend I’s public stockholders to accelerate its growth initiatives. In May, Transfix closed on a $50 million, (5 year) senior secured revolver/credit facility with MidCap Financial. Combining the large ABL facility with the cash to the balance sheet from this transaction provides Transfix approximately $400 million in liquidity which will be used to accelerate growth initiatives by further investing in product innovation and technology, new partnerships, geographic expansion, and strategic and targeted acquisitions. Key areas of focus will include alignment of drop and backhaul, and extending the platform into Less Than Truckload and all areas of managed transportation and logistics.

The ability to leverage its public equity for recruiting, M&A, and other strategic endeavors provides Transfix the opportunity to generate value for our shareholders and accelerate growth.

The boards of directors for both Transfix and G Squared Ascend I have unanimously approved the proposed business combination, which is expected to be completed in the first quarter of 2022, subject to, among other things, the approval by G Squared Ascend I’s stockholders of the merger; satisfaction of the conditions stated in the definitive agreement and other customary closing conditions, including that the U.S. Securities and Exchange Commission (the “SEC”) completes its review of the proxy statement; the receipt of certain regulatory approvals; and approvals to list the securities of the combined company.

Lily Shen, Transfix’s Chief Executive Officer and President, and Drew McElroy, Transfix’s Co-Founder & Chairman of the Board of Transfix, will continue in their current roles along with the rest of the Transfix executive team.

Additional information about the proposed transaction, including a copy of the business combination agreement and investor presentation, will be provided in a Current Report on Form 8-K to be filed by G Squared with the Securities and Exchange Commission and available at www.sec.gov.

Advisors

J.P. Morgan Securities LLC is serving as financial advisor to Transfix. Latham & Watkins LLP, O’Melveny & Myers, LLP, and McCarter & English, LLP are serving as legal counsel to Transfix.

UBS Securities LLC is serving as capital markets advisor to G Squared Ascend I. Goodwin Procter LLP is serving as legal counsel to G Squared Ascend I.

Investor Webcast and Conference Call

G Squared and Transfix will host a joint investor conference call to discuss the proposed transaction Tuesday, September 21, 2021 at 8:00AM ET. The conference call will be accompanied by a detailed investor presentation.

A webcast of the call will be available here and can also be accessed on the Transfix website here and on the G Squared Ascend I website here. For those who wish to participate by telephone, please dial 1-877-407-4018 (U.S.) or 1-201-689-8471 (International) and reference the Conference ID 13723249. A replay of the call will also be available via webcast here.

About Transfix

Transfix is a market-leading, next-generation freight platform transforming the traditional and digital freight sector while bringing transparency, trust, and sustainability to the transportation ecosystem. The company combines deep industry expertise and a best-in-class carrier network with cutting edge technology. The result? Competitive pricing, superior service and reliability, and unmatched intelligence for optimizing the supply chain from start to finish. Today, the world's most recognized brands rely on Transfix's trusted carrier network, including six of the top ten retailers and five of the ten largest food and beverage brands in America. Transfix was named one of Forbes' "Next Billion-Dollar Startups" and is headquartered in the heart of New York City.

Visit Transfix online: transfix.io  | Connect with Transfix on social: Twitter  LinkedIn  Facebook

About G Squared

G Squared is a global venture capital firm that partners with dynamic companies throughout their life cycles as a complete capital solutions provider, working to create value for companies, investors, employees, and other stakeholders. The firm focuses on investments in growth-stage technology companies and has invested in nearly 100 portfolio companies since it was founded in 2011. The firm’s affiliate, G Squared Ascend, offers transformative private companies a path to public markets via SPAC. For more information on G Squared and its portfolio, visit: www.gsquared.com. For more information on G Squared Ascend, visit: www.gsquaredascend.com.

Important Information and Where to Find It

In connection with the proposed business combination involving G Squared Ascend I and Transfix, Transfix Holdings, Inc. (“Transfix Holdings”) will file a registration statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”). The Registration Statement will include a proxy statement of G Squared Ascend I and a prospectus of Transfix Holdings. Additionally, G Squared Ascend I and Transfix Holdings will file other relevant materials with the SEC in connection with the business combination. Copies may be obtained free of charge at the SEC's website at www.sec.gov. Security holders of G Squared Ascend I are urged to read the proxy statement/prospectus and the other relevant materials when they become available before making any voting decision with respect to the proposed business combination because they will contain important information about the business combination and the parties to the business combination and related matters. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

G Squared Ascend I and its directors and officers may be deemed participants in the solicitation of proxies of G Squared Ascend I’s stockholders in connection with the proposed business combination. Transfix and its officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of G Squared Ascend I’s executive officers and directors in the solicitation by reading G Squared Ascend I’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, the final prospectus for its initial public offering filed with the SEC on February 8, 2021, and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of G Squared Ascend I’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement/prospectus relating to the business combination when it becomes available.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and shall not constitute a proxy statement or the solicitation of a proxy, consent or authorization with respect to any securities in respect of the proposed business combination and shall not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Forward Looking Statements

The information in this press release, and oral statements made from time to time by representatives of G Squared Ascend I and Transfix may contain statements that are not historical facts but are “forward-looking statements'' within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and within the meaning of “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact included in this press release, regarding G Squared Ascend I’s proposed business combination with Transfix, G Squared Ascend I’s ability to consummate the transaction, the benefits of the transaction and the combined company's future financial performance, as well as the combined company's strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management's current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, G Squared Ascend I and Transfix disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. G Squared Ascend I and Transfix caution you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of either G Squared Ascend I or Transfix. In addition, G Squared Ascend I and Transfix caution you that the forward-looking statements contained in this press release are subject to the following factors: (i) the occurrence of any event, change or other circumstances that could delay the business combination or give rise to the termination of the agreements related thereto; (ii) the outcome of any legal proceedings that may be instituted against G Squared Ascend I or Transfix following announcement of the transactions; (iii) the inability to complete the business combination due to the failure to obtain approval of the shareholders of G Squared Ascend I, or other conditions to closing in the transaction agreement; (iv) the risk that the proposed business combination disrupts G Squared Ascend I’s or Transfix’s current plans and operations as a result of the announcement of the transactions; (v) Transfix’s ability to realize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of Transfix to grow and manage growth profitably following the business combination; (vi) costs related to the business combination; (vii) changes in applicable laws or regulations; (viii) rollout of Transfix’s business and the timing of expected business milestones, (ix) the effects of competition on Transfix’s business, (x) supply shortages in the materials necessary for the production of Transfix’s products, (xi) risks related to original equipment manufacturers and other partners being unable or unwilling to initiate or continue business partnerships on favorable terms, (xii) the termination or reduction of government clean energy and electric vehicle incentives, (xiii) delays in the construction and operation of production facilities, (xiv) the amount of redemption requests made by G Squared Ascend I’s public stockholders, (xv) changes in domestic and foreign business, market, financial, political and legal conditions, and (xvi) the possibility that Transfix may be adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this press release, or should underlying assumptions prove incorrect, actual results and plans could different materially from those expressed in any forward-looking statements. You should carefully consider the risks and uncertainties described in the “Risk Factors” section of G Squared Ascend I’s final prospectus filed on February 8, 2021, Quarterly Report on Form 10-Q for the quarter ended March 31, 2021, and Quarterly Report on Form 10-Q for the quarter ended June 30, 2021, in each case, under the heading “Risk Factors,” and other documents of G Squared Ascend I filed, or to be filed, including the proxy statement/prospectus, with the SEC. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in G Squared Ascend I 's periodic filings with the SEC, including G Squared Ascend I’s final prospectus for its initial public offering filed with the SEC on February 8th 2021. G Squared Ascend I’s SEC filings are available publicly on the SEC's website at www.sec.gov.

Contacts:

Transfix:

Investors:

investors@transfix.io

Media:

media@transfix.io

G Squared

ascend@gsquared.com